Exhibit 10.2

CHAMBERS ENERGY CAPITAL

600 Travis Street, Suite 7330

Houston, Texas 77002

April 21, 2014

Black Ridge Oil & Gas, Inc.

10275 Wayzata Blvd., Suite 310
Minnetonka, MN 55305
Attention: Mr. James Moe

Ladies and Gentlemen:

Reference is made to (a) that certain Credit Agreement, dated as of August 8, 2013, among Black Ridge Oil & Gas, Inc., as borrower (the “Borrower”), Chambers Energy Management, LP, as agent (“Agent”), and the lenders party thereto (as amended, supplemented or otherwise modified, the “Credit Agreement”), and (b) that certain letter, dated as of March 7, 2014, by the Borrower to Agent (the “Letter”). Each capitalized term used herein but not defined herein shall have the meaning ascribed to such term in the Credit Agreement.

In the Letter, the Borrower requested that the Lenders increase the Available Commitments in the amount of $5,000,000 (the “Increase”) pursuant to Section 2.2(c) of the Credit Agreement. The undersigned Lenders hereby consent to the Increase. Notwithstanding Section 2.2(c) of the Credit Agreement, the Borrower, the Lenders and Agent agree that the Increase shall be effective as of April 21, 2014.

In addition, the Borrower, the Lenders and Agent hereby agree to make the following amendments to the Credit Agreement:

(a) The definition of “First Lien Carve Out” appearing in Section 1.1 of the Credit Agreement is hereby amended by replacing each reference to “$18,000,000” appearing therein with “$20,000,000”; and

(b) Section 9.2 of the Credit Agreement is hereby amended by changing Agent’s notice information to the following:

Agent:	Chambers Energy Management, LP
600 Travis Street, Suite 4700
Houston, TX 77002
Attention: Robert Finch
Email: rfinch@chambersenergy.com

with a copy to (which copy
shall not constitute notice):	Cortland Capital Market Services LLC
225 West Washington Street, Suite 2100
Chicago, IL 60606
Attention: Aslam A.Azeem
Facsimile: (312) 376-0751
Email: aslam.azeem@cortlandglobal.com

with a copy to (which copy
shall not constitute notice):	Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, TX 77002
Attention: J. Michael Chambers
Facsimile: (713) 546-5401
Email: michael.chambers@lw.com

[Signature pages follow]

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Very truly yours,.

CHAMBERS ENERGY CAPITAL II, LP,

By: CEC Fund II GP, LLC, as its general partner

as a Lender

By: /s/ J. Robert Chambers

Name: J. Robert Chambers

Title: Managing Director

CHAMBERS ENERGY CAPITAL II TE, LP,

By: CEC Fund II GP, LLC, as its general partner

as a Lender

By: /s/ J. Robert Chambers

Name: J. Robert Chambers

Title: Managing Director

CHAMBERS ENERGY MANAGEMENT, LP

as Agent

By: /s/ J. Robert Chambers

Name: J. Robert Chambers

Title: President and Chief Executive Officer

Acknowledged and Agreed:

BLACK RIDGE OIL & GAS, INC.

By: /s/ Kenneth DeCubellis

Name: Kenneth DeCubellis

Title: Chief Executive Officer

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